Exhibit 99.2

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINED BALANCE SHEETS

September 30, 2004 and 2003

(Unaudited)

	2004	2003
ASSETS
CURRENT ASSETS
Cash	$2,592,227	$3,810,596
Accounts receivable, trade	9,969,158	5,696,982
Inventory	7,444,567	3,368,438
Prepaid expenses	47,892	53,990

Total current assets	20,053,844	12,930,006

PROPERTY AND EQUIPMENT
Leasehold improvements	105,529	105,529
Furniture and fixtures	74,219	74,219
Equipment	285,054	271,054
Vehicle	58,219	—
	523,021	450,802
Less accumulated depreciation	421,931	341,227

Property and equipment, net	101,090	109,575

Total assets	$20,154,934	$13,039,581

See Notes to Unaudited Financial Statements.

	2004	2003
LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$4,208,521	$3,864,775
Accrued interest	2,447	2,447
Accrued profit sharing	179,115	120,630
Accrued wages	249,753	113,605
Customer deposits	70,285	—
Warranty reserve	25,000	25,000
Taxes payable	408,000	64,743

Total current liabilities	5,143,121	4,191,200

STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 6,000 shares	6,000	6,000
Additional paid-in capital	23,000	23,000
Retained earnings	14,982,813	8,819,381

Total stockholder’s equity	15,011,813	8,848,381

Total liabilities and stockholder’s equity	$20,154,934	$13,039,581

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINED STATEMENTS OF INCOME

Nine Months Ended September 30, 2004 and 2003

(Unaudited)

	2004	2003

Sales, net	$71,635,737	$35,696,466

Cost of sales:
Beginning inventory	4,720,825	3,430,362
Purchases	46,697,160	19,800,690
	51,417,985	23,231,052
Ending inventory	7,444,567	3,368,438

	43,973,418	19,862,614

Gross profit	27,662,319	15,833,852

Operating expenses:
General and administrative	4,181,171	2,944,021
Selling	879,870	512,569

	5,061,041	3,456,590

Operating income	22,601,278	12,377,262

Other income:
Interest income	11,357	10,333

Net income	$22,612,635	$12,387,595

See Notes to Unaudited Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINED STATEMENTS OF STOCKHOLDER’S EQUITY

Nine Months Ended September 30, 2004 and 2003

(Unaudited)

	Common	Paid-in	Retained
	Stock	Capital	Earnings

Balance, January 1, 2003	$1,000	$23,000	$7,011,981

Net income:
Night Vision Equipment Company, Inc.	—	—	11,862,581

Excalibur Electro Optics, Inc	—	—	525,014

Distributions:
Night Vision Equipment Company, Inc.	—	—	(9,257,195)

Excalibur Electro Optics, Inc	—	—	(1,323,000)

Balance, September 30, 2003	$1,000	$23,000	$8,819,381

Balance, January 1, 2004	$1,000	$23,000	$13,537,250

Net income
Night Vision Equipment Company, Inc.	—	—	22,115,755

Excalibur Electro Optics, Inc	—	—	496,880

Distributions
Night Vision Equipment Company, Inc.	—	—	(20,167,072)

Excalibur Electro Optics, Inc	—	—	(1,000,000)

Balance, September 30, 2004	$1,000	$23,000	$14,982,813

See Notes to Unaudited Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINED STATEMENTS OF CASH FLOWS

Nine Months Ended September 30, 2004 and 2003

(Unaudited)

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$22,612,635	$12,387,595
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,822	22,985
(Increase) decrease in assets:
Accounts receivable	906,649	(3,270,844)
Inventory	(2,723,742)	(39,769)
Prepaid expenses	(14,763)	(32,858)
Increase (decrease) in liabilities:
Accounts payable	(392,176)	1,181,214
Accrued expenses	180,523	17,251
Customer deposits	(20,827)	(37,067)
Warranty reserve	—	94
Taxes payable	308,498	14,632

Net cash provided by operating activities	20,871,619	10,243,233

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(14,000)	(67,193)

Net cash used in investing activities	(14,000)	(67,193)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(21,167,072)	(10,580,195)

Net cash used in financing activities	(21,167,072)	(10,580,195)

Net decrease in cash	(309,453)	(404,155)

Cash:
Beginning	2,901,680	4,214,751

Ending	$2,592,227	$3,810,596

See Notes to Unaudited Financial Statements.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Note 1.                                Summary of Significant Accounting Policies

Nature of operations:

The Company was incorporated December 17, 1986 in the state of Pennsylvania. The Company is engaged in the assembly and sale of night vision equipment, combat I.D. systems, and I.R. laser aiming and illuminating systems and has locations in both Arizona and Pennsylvania. The Company has a GSA Contract with the United States Department of Defense for law enforcement and security equipment, which runs for the period August 1, 2001 through July 31, 2006.  The Company also has a DSCC contract with the United States Department of Defense, which runs for the period September, 2003 to September, 2004 and contains a 4 year renewal option.  The contract was renewed for the period October, 2004 to September, 2005.

Principles of combination:

The combined financial statements combine the accounts of Night Vision Equipment Company, Inc. and Excalibur Electro Optics, Inc., which are related by virtue of common ownership.  All intercompany balances and transactions have been eliminated in the combined financial statements.

Accounting method:

The Company utilizes the accrual method of accounting for both financial statement and income tax reporting purposes.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition:

The Company performs all services prior to recognizing revenue.  Service is deemed complete when shipment has been delivered to its final destination.

Inventory:

Inventories are valued at lower of cost or market using the specific identification method for high dollar items, and the FIFO (first-in, first-out) method for all other items.

Property and equipment:

Property and equipment are stated at cost and depreciated using accelerated methods over the estimated useful lives of the related assets, which range from five to thirty-nine years.

Expenditures for maintenance and repairs are charged against operations.  Renewals and betterments that materially extend the life of the assets are capitalized.

Bad debt expense:

Accounts are charged to bad debt expense as they are deemed uncollectible based upon a periodic review of the accounts.  As of September 30, 2004 and 2003, no allowance for uncollectible accounts was considered necessary.  Bad debt expense for the nine months ended September 30, 2004 and 2003 was $11,611 and $1,684, respectively.

Shipping and handling costs:

It is the policy of the Company to classify shipping and handling costs as part of general and administrative expenses in the statement of income.

Warranties:

The Company warrants its products against defects for one year from date of purchase.  The Company provides an allowance that is based upon historical information and existing economic conditions.  The reserve for warranty claims as of September 30, 2004 and 2003 was $25,000 for both years.  Warranty expense for the nine months ended September 30, 2004 and 2003 was $4,853 and $7,723, respectively.

Advertising:

The Company expenses the costs of advertising at the time the advertising takes place.  Advertising expense for the nine months ended September 30, 2004 and 2003 is $24,462 and $29,160, respectively.

Research and development:

Research and development expenditures are charged to operations as incurred. Research and development costs for the nine months ended September 30, 2004 and 2003 were $29 and $16,850 respectively.

Income taxes:

The Company has elected to be treated as an S corporation under subchapter “S” of the Internal Revenue Code. Consequently, the Company is not liable for federal and state income taxes, except to the extent that the Company operates in state jurisdictions that do not recognize S corporation status. The stockholder reports the Company’s income, losses and tax credit on his individual income tax returns.

Note 2.                                  Related Party Transactions

The Company is paying rent for office and warehouse facilities in Arizona and Pennsylvania to the wife of it’s sole stockholder.  The agreements for all locations are on a month-to-month basis.  Rent expense amounts to $125,000 and $90,000 for the nine months ended September 31, 2004 and 2003, respectively.

Note 3.                                  Defined Contribution Plans

The Company maintains a defined contribution retirement plan.  All employees who have completed six months service and attained age 21 are eligible to participate.  Company contributions are at the sole discretion of the stockholder.  The Company’s contributions for the nine months ended September 30, 2004 and 2003 were $174,817 and $120,630, respectively.  It is the policy of the Company to fund profit sharing costs accrued.

Note 4.                                  Leases

The Company lease vehicles under operating lease agreements with terms which expired in 2003.  Lease costs for the nine months ended September 30, 2004 and 2003 were $0 and $10,597, respectively.

Note 5.                                  Commitment

During 1998, the Company entered into an incentive agreement with an employee which provides for certain rights to future earnings.  The agreement calls for payments to be made in five equal annual installments beginning in 2002.  The payments are classified as consulting expense on the income statement and amounted to $0 and $61,160 for the nine months ended September 30, 2004 and 2003, respectively.  Future minimum payments related to the incentive agreement as of September 30, 2004 are as follows:

Year ending September 30,

2005	$81,546
2006	81,546
2007	20,386

$183,478

Note 6.                                  Major Customer

Total sales in the nine months ended 2004 included 88% to various branches of the United States Department of Defense excluding sales to private contractors who in turn sell to the United States Government.  Sales to the United States Department of Defense in 2004 and 2003 accounted for 88% and 84% of total sales, respectively.

The Company’s success is largely dependent on its ability to maintain working relationships with agents at the military bases and good quality control.  The Company must continue to meet the requirements of the government agencies overseeing the procurement of the Company’s services.  Any failure to meet or maintain the requirements in the government procurement policy could adversely affect its results of operations.  The Company’s risk is minimized by the large volume of contracts individually maintained with each base.

Note 7.                                  Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of trade accounts receivable and cash balances in excess of federally insured amounts.

Accounts receivable:

Concentrations of credit risk with respect to accounts receivable are limited because the Company’s major customer is the United States Government or its agencies.  Funds are electronically transferred to the Company, and are normally received within 30 to 60 days of delivery.

Cash:

The Company’s cash accounts are maintained in commercial banks located in Pennsylvania and Arizona.  The Company has not experienced any losses as a result of these noninsured cash balances.

Note 8.                                  Subsequent Event

On December 14, 2004, DRS Technologies, Inc. (a public company) acquired certain assets and liabilities of Night Vision Equipment Company, Inc. and its Affiliate.  The purchase price was $42.5 million in cash, with additional consideration payable upon achievement of certain revenue targets.

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING BALANCE SHEETS

September 30, 2004

(Unaudited)

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
ASSETS
CURRENT ASSETS
Cash	$2,316,232	$275,995	$—	$2,592,227
Accounts receivable, trade	9,191,105	778,053	—	9,969,158
Accounts receivable, related party	—	10,268	(10,268)	—
Inventory	7,322,468	122,099	—	7,444,567
Prepaid expenses	24,463	23,429	—	47,892

Total current assets	18,854,268	1,209,844	(10,268)	20,053,844

PROPERTY AND EQUIPMENT
Leasehold improvements	105,529	—	—	105,529
Furniture and fixtures	74,219	—	—	74,219
Equipment	285,054	—	—	285,054
Vehicle	58,219	—	—	58,219
	523,021	—	—	523,021
Less accumulated depreciation	421,931	—	—	421,931

Property and equipment, net	101,090	—	—	101,090

Total assets	$18,955,358	$1,209,844	$(10,268)	$20,154,934

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$3,483,785	$724,736	$—	$4,208,521
Accounts payable, related party	10,268	—	(10,268)	—
Accrued interest	2,447	—	—	2,447
Accrued profit sharing	179,115	—	—	179,115
Accrued wages	249,753	—	—	249,753
Customer deposits	70,285	—	—	70,285
Warranty reserve	25,000	—	—	25,000
Taxes payable	408,000	—	—	408,000

Total current liabilities	4,428,653	724,736	(10,268)	5,143,121

STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 6,000 shares	5,000	1,000	—	6,000
Additional paid-in capital	23,000	—	—	23,000
Retained earnings	14,498,705	484,108	—	14,982,813

Total stockholder’s equity	14,526,705	485,108	—	15,011,813

Total liabilities and stockholder’s equity	$18,955,358	$1,209,844	$(10,268)	$20,154,934

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING BALANCE SHEETS

September 30, 2003

(Unaudited)

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
ASSETS
CURRENT ASSETS
Cash	$3,435,844	$374,752	$—	$3,810,596
Accounts receivable, trade	5,225,982	471,000	—	5,696,982
Accounts receivable, related party	225	—	(225)	—
Inventory	3,062,177	306,261	—	3,368,438
Prepaid expenses	21,130	32,860	—	53,990

Total current assets	11,745,358	1,184,873	(225)	12,930,006

PROPERTY AND EQUIPMENT
Leasehold improvements	105,529	—	—	105,529
Furniture and fixtures	74,219	—	—	74,219
Equipment	271,054	—	—	271,054
Vehicle	—	—	—	—
	450,802	—	—	450,802
Less accumulated depreciation	341,227	—	—	341,227

Property and equipment, net	109,575	—	—	109,575

Total assets	$11,854,933	$1,184,873	$(225)	$13,039,581

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined
LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$3,516,254	$348,521	$—	$3,864,775
Accounts payable, related party	—	225	(225)	—
Accrued interest	2,447	—	—	2,447
Accrued profit sharing	120,630	—	—	120,630
Accrued wages	113,605	—	—	113,605
Customer deposits	—	—	—	—
Warranty reserve	25,000	—	—	25,000
Taxes payable	64,600	143	—	64,743

Total current liabilities	3,842,536	348,889	(225)	4,191,200

STOCKHOLDER’S EQUITY
Common stock, stated value $1 per share; authorized 10,000 shares; issued and outstanding 6,000 shares	5,000	1,000	—	6,000
Additional paid-in capital	23,000	—	—	23,000
Retained earnings	7,984,397	834,984	—	8,819,381

Total stockholder’s equity	8,012,397	835,984	—	8,848,381

Total liabilities and stockholder’s equity	$11,854,933	$1,184,873	$(225)	$13,039,581

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF INCOME

Nine Months Ended September 30, 2004

(Unaudited)

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined

Sales, net	$70,544,107	$3,374,331	$(2,282,701)	$71,635,737

Cost of sales:
Beginning inventory	4,678,084	42,741	—	4,720,825
Purchases	46,241,910	2,737,951	(2,282,701)	46,697,160
	50,919,994	2,780,692	(2,282,701)	51,417,985
Ending inventory	7,322,468	122,099	—	7,444,567

	43,597,526	2,658,593	(2,282,701)	43,973,418

Gross profit	26,946,581	715,738	—	27,662,319

Operating expenses:
General and administrative	3,972,034	209,137	—	4,181,171
Selling	870,149	9,721	—	879,870

	4,842,183	218,858	—	5,061,041

Operating income	22,104,398	496,880	—	22,601,278

Other income:
Interest income	11,357	—	—	11,357

Net income	$22,115,755	$496,880	$—	$22,612,635

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING STATEMENTS OF INCOME

Nine Months Ended September 30, 2003

(Unaudited)

	Night Vision Equipment Company, Inc.	Excalibur Electro Optics, Inc.	Combining Eliminations	Combined

Sales, net	$34,365,605	$2,563,558	$(1,232,697)	$35,696,466

Cost of sales:
Beginning inventory	2,998,129	432,233	—	3,430,362
Purchases	19,348,008	1,685,379	(1,232,697)	19,800,690
	22,346,137	2,117,612	(1,232,697)	23,231,052
Ending inventory	3,062,177	306,261	—	3,368,438

	19,283,960	1,811,351	(1,232,697)	19,862,614

Gross profit	15,081,645	752,207	—	15,833,852

Operating expenses:
General and administrative	2,756,617	187,404	—	2,944,021
Selling	472,780	39,789	—	512,569

	3,229,397	227,193	—	3,456,590

Operating income	11,852,248	525,014	—	12,377,262

Other income:
Interest income	10,333	—	—	10,333

Net income	$11,862,581	$525,014	$—	$12,387,595

NIGHT VISION EQUIPMENT COMPANY, INC. AND AFFILIATE

COMBINING SCHEDULE OF

GENERAL AND ADMINISTRATIVE AND SELLING EXPENSES

Nine Months Ended September 30, 2004

(with comparative totals for 2003)

(Unaudited)

	Night Vision Equipment	Excalibur Electro	Combining	Combined
	Company, Inc.	Optics, Inc.	Eliminations	2004	2003
General and administrative:
Bad debts	$—	$11,611	$—	$11,611	$1,684
Bank and bond fees	2,180	63	—	2,243	14,333
Computer	39,728	3,588	—	43,316	60,213
Consulting	161,915	—	—	161,915	227,637
Contributions	225,375	—	—	225,375	59,956
Credit card fees	26,052	6,122	—	32,174	35,690

Data processing	2,472	581	—	3,053	2,432
Depreciation	14,822	—	—	14,822	22,985
Dues and subscriptions	9,979	20	—	9,999	5,420
Employee benefits	167,304	—	—	167,304	89,627
Freight	282,089	7,746	—	289,835	131,286
Import duty	11,013	—	—	11,013	57,627

Insurance	155,762	9,399	—	165,161	54,943
Interest	2,447	—	—	2,447	2,447
Miscellaneous	2,459	—	—	2,459	2,817
Moving	86	—	—	86	5,000
Office expense	26,460	1,677	—	28,137	33,518

Postage	7,456	925	—	8,381	5,957
Production	93,373	—	—	93,373	55,069
Professional fees	68,589	1,560	—	70,149	29,181
Profit sharing	174,817	—	—	174,817	120,630
Profit sharing, admin.	5,860	—	—	5,860	5,460
Rent	116,000	9,000	—	125,000	90,000

Repairs and maintenance	28,140	1,813	—	29,953	18,716
Salaries and wages	1,455,045	—	—	1,455,045	1,174,167
Salary, officer	187,500	—	—	187,500	191,346
Security	1,710	18	—	1,728	680
Shipping	25,059	2,445	—	27,504	9,093
Supplies, other	16,414	—	—	16,414	4,099

Supplies, shop	10,770	—	—	10,770	4,874
Taxes, other	439,212	—	—	439,212	131,554
Taxes, payroll	149,139	—	—	149,139	97,594
Telephone	10,977	3,214	—	14,191	18,010
Temporary personnel	—	147,095	—	147,095	113,947

Tooling costs	7,529	—	—	7,529	17,594
Utilities	29,076	2,021	—	31,097	24,236
Vehicle	10,611	—	—	10,611	16,476
Warranty	4,614	239	—	4,853	7,723
	$3,972,034	$209,137	$—	$4,181,171	$2,944,021

Selling:
Advertising	$—	$8,885	$—	$8,885	$21,431
Catalog	15,577	—	—	15,577	7,729
Research & development	29	—	—	29	16,850
Salaries, sales	688,352	—	—	688,352	242,969
Show and travel	166,191	836	—	167,027	223,590

	$870,149	$9,721	$—	$879,870	$512,569